Exhibit 23.1


                    CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 2, 1996, in Amendment No. 5 to the Registration Statement (Form S-3 No. 333-4213) and related Prospectus of The Andersons, Inc. for the registration of $10,000,000 of its debentures.

                                           /s/Ernst & Young LLP
                                           Ernst & Young LLP

Toledo, Ohio
August 26, 1996